SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 1, 2022
Date of Report (Date of earliest event reported)

UNITED SECURITY BANCSHARES
(Exact Name of Registrant as Specified in its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-32987	91-2112732
(Commission File Number)	(I.R.S. Employer Identification No.)

2126 Inyo Street, Fresno, California	93721
(Address of principal executive offices)	(Zip Code)
559-248-4943
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	UBFO	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 1, 2022, United Security Bancshares (the “Company”) and its wholly-owned subsidiary, United Security Bank (the “Bank”) entered into an Employment Agreement with David A. Kinross (the “Employment Agreement”) under which Mr. Kinross will serve as the Senior Vice President and Chief Financial Officer of the Company and the Bank. A copy of the Employment Agreement is attached to this Current Report as Exhibit 10.1 and is incorporated into this report by this reference.

Under the terms of the Employment Agreement, Mr. Kinross will receive an annual salary of $275,000.00. The term of the Employment Agreement expires on December 31, 2024, and will automatically extend for an additional year unless notice of nonrenewal is given by a party on or before January 1st of the immediately preceding year. Mr. Kinross’s employment may be terminated, upon specified notice requirements, at any time, at the option of the either the Bank or Mr. Kinross. Under the terms of the Employment Agreement, Mr. Kinross will receive certain medical benefits, life and long-term disability insurance, and a monthly automobile allowance of $1,000. Mr. Kinross will also be eligible to participate in the Company’s Supplemental Executive Retirement Plan, annual incentive plan, and to receive an annual bonus in an amount equal to up to 35% of Mr. Kinross’ salary.

The Employment Agreement also provides that if Mr. Kinross’ employment is terminated by the Bank without cause, the Bank will provide Mr. Kinross severance compensation equal to 12 months’ then current base salary, payable in equal installments over a 12-month period, and continue medical benefits for 12 months. In addition, in the event of a change in control (as defined in the Employment Agreement) and the termination of Mr. Kinross’ employment by the Bank without cause or by Mr. Kinross for “good cause” (as defined in the Employment Agreement), the Bank will provide Mr. Kinross a lump sum severance payment equal to 24 months’ then current base salary, an amount equal to the bonus paid for the preceding calendar year, and the continuation of medical benefits for 24 months.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT 10.1

10.1    Employment Agreement by and among United Security Bancshares, United Security Bank and David A. Kinross dated November 1, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

United Security Bancshares

Date:	November 2, 2022	By: /s/ Dennis Woods
Dennis Woods
President & Chief Executive Officer

Exhibit Index
Exhibit No.	Description
10.1	Employment Agreement by and among United Security Bancshares, United Security Bank and David A. Kinross dated November 1, 2022